                         VAN KAMPEN SERIES FUND, INC.,
                            ON BEHALF OF ITS SERIES,
                        VAN KAMPEN GLOBAL FRANCHISE FUND

                      SUPPLEMENT DATED JUNE 1, 2004 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                       PROSPECTUS DATED OCTOBER 31, 2003,
                       SUPERCEDING ALL PRIOR SUPPLEMENTS

     The Prospectus is hereby supplemented as follows:

     (1) The Board of Trustees of the Fund has approved a reduction of the advisory fees for the Fund. Effective June 1, 2004, the new advisory fee schedule is:

AVERAGE DAILY NET ASSETS  % PER ANNUM
     first $500 million     0.800%
     next $500 million      0.750%
     over $1.0 billion      0.700%

     (2) Effective on or about January 1, 2004, the Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase.

     (3) Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management. In all instances, references to Van Kampen Investment Advisory Corp. are hereby deleted and replaced with Van Kampen Asset Management.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                     GLFSPT 6/04
                                                                     65114SPT-01